UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 19, 2011

CHINA MARKETING MEDIA HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Texas	000-51806	76-0641113
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

RMA 901
KunTai International Mansion
No. 12 Chaowai Street
Beijing, 100020, People’s Republic of China
(Address of Principal Executive Office) (Zip Code)

(86)10-59251090
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant

Dismissal of UHY LLP

On October 19, 2011, the Board of Directors of China Marketing Media Holdings, Inc. (the “Company”) approved and determined to dismiss the Company’s current auditors, UHY LLP (“UHY”).

The Company engaged UHY in April 2011 to audit the Company’s financial statements as of December 31, 2011 and for the year then ended and to perform the reviews of the unaudited condensed consolidated quarterly financial statements included in the Company’s quarterly reports on Form 10-Q, which reviews included financial quarters beginning with the quarter ending March 31, 2011. During the term of UHY’s engagement, the Company had no disagreements with UHY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of UHY, would have caused UHY to make reference to the matter.

In addition, during UHY’s engagement with the Company and through its dismissal, UHY did not advise the Company: (a) that the internal controls necessary for the Company to develop reliable financial statements did not exist; (b) that information had come to its attention that had led it to no longer be able to rely on management's representations, or that had made UHY unwilling to be associated with the financial statements prepared by management, (c) of the need to expand significantly the scope of its audit or review; or (d) that information had come to its attention that if further investigated (i) might materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements) or (ii) might cause UHY to be unwilling to rely on management's representations or to be associated with the Company’s financial statements, or that for any reason, the issue has not been resolved to UHY’s satisfaction prior to its dismissal.

The Company has provided UHY with a copy of the foregoing disclosures and requested that UHY furnish a letter to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter will be filed upon receipt in an amendment to this Current Report on Form 8-K.

Engagement of Child, Van Wagoner & Bradshaw PLLC

On October 24, 2011, the Company engaged Child, Van Wagoner & Bradshaw PLLC (“PLLC”) to serve as the Company’s independent auditors to audit the Company’s financial statements as of December 31, 2011 and for the year then ended. In addition, CVB will also perform the reviews of the unaudited condensed consolidated quarterly financial statements to be included in the Company’s quarterly reports on Form 10-Q, which reviews will include financial quarters beginning with the quarter ending September 30, 2011.

Prior its dismissal in April 2011, CVB has been engaged as the principal accountant to audit the Company’s financial statements in the capacity of the Company’s independent auditors. During each of the Company’s two most recent fiscal years and through the date of this report, the Company or someone on its behalf did not consult CVB with respect to any other matter that was either the subject of a disagreement or a reportable event as set forth in Items 304(a)(1)(iv) and (v) of Regulation S-K.

The CVB reports on the Company’s financial statements for the past two fiscal years and subsequent interim periods did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the two most recent fiscal years and the subsequent interim periods, the Company had no disagreements with CVB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of CVB, would have caused CVB to make reference to the matter in its report. In addition, during CVB’s engagement with the Company and in the subsequent interim periods through its dismissal, CVB did not advise the Company: (a) that the internal controls necessary for the Company to develop reliable financial statements do not exist; (b) that information had come to its attention that had led it to no longer be able to rely on management's representations, or that had made CVB unwilling to be associated with the financial statements prepared by management, (c) of the need to expand significantly the scope of its audit; or (d) that information had come to its attention that if further investigated (i) might materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements) or (ii) might cause CVB to be unwilling to rely on management's representations or to be associated with the Company's financial statements, or that for any reason, the issue has not been resolved to CVB’s satisfaction prior to its dismissal.

Section 9 – Exhibits

Item 9.01                      Exhibits

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

China Marketing Media Holdings, Inc.

By:	/s/ Zhen Zhen Peri
Zhen Zhen Peri Chief Financial Officer

Date:           October 25, 2011